THE ANTIGUA GROUP, INC.                    Ex. 10.8
                        INDEPENDENT SALES REPRESENTATIVE
                                    AGREEMENT

         THIS AGREEMENT is entered into at Scottsdale, Arizona, on ______________ ____, 199__, between THE ANTIGUA GROUP, INC., a Nevada Corporation, (hereinafter referred to as the "Company") and __________________________________________ (hereinafter referred to as
"Representative").

I.       APPOINTMENT

         1.01  Appointment.  Effective  ____________________  ____,  199__,  the
Company hereby appoints Representative as its independent sales representative and grants Representative, upon the terms and conditions hereinafter set forth, the right to solicit from past, current and prospective customers of the Company, (the "Customers") orders for goods from the Company's general product categories produced, manufactured or sold by the Company (the "Products"). "Products" do not include "Closeouts" or "Licensed Products", as defined in
Section 2.01. All orders so solicited shall be subject to final acceptance by the Company. Representative hereby accepts such appointment and agrees to diligently solicit orders for the Products.

         1.02 Area of Responsibility. Subject to the other terms and conditions hereof, Representative shall solicit orders for the Products from Customers located only in the Company's Representative Geographic Area of (the "Area"). The Representative hereby has no exclusive rights to solicit orders for the Products in the Area, and the Company reserves the right to have more than one sales representative in the Area.

II.      REPRESENTATIVE'S RIGHTS, DUTIES AND AUTHORITY

         2.01 Compensation. The Company agrees to pay to Representative, as full
compensation   for  all  selling   and  related   services  to  be  rendered  by
Representative, a commission of 10% of all Net Sales, as defined in Section 2.02, of Products; except that the commissions paid by the Company to Representative for sales of Closeouts and Licensed Products shall be determined solely by the Company, but in no event shall be less than 3% or greater than 8% of the Net Sales of the Closeouts or Licensed Products, as defined in Section
2.02. Commissions for a sale shall be due and payable on the 20th day of the month following the sale. If any account created by Representative's sale of Products, Closeouts or Licensed Products is uncollectible within the terms and
not  paid  within  the  limits  fixed,   any  commission   previously   paid  to
Representative for the sale giving rise to such account shall be refunded to the Company by Representative via a cashier's check within 30 days after Company has notified Representative of such uncollectible account. If Representative fails to refund any such commission to the Company within the 30-day period, the Company may, in its sole discretion, deduct an amount equal to 110% of such commission from any future commission payments due to Representative.
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         2.02 "Closeouts";  "Licensed  Products";  "Invoice Price"; "Net Sales".
For the purposes of this Agreement, "Closeouts" shall mean Products which are no longer regarded by the Company as current items or are marketed at discount. For the purposes of this Agreement, "Licensed Products" shall mean Products bearing logos or other trademarked items for which the Company has a license from a third party (i.e. The National Football League). For the purposes of this agreement, "Invoice Price" shall mean the price of the Products, Licensed Products or Closeouts which are billed to the Customers, less any applicable discounts. For purposes of this Agreement, "Net Sales" shall mean the Invoice Price to Customers of Products, Licensed Products or Closeouts FOB the Company's point of shipment, less all costs of insurance, discounts, sales returns and allowances.

         2.03 Limitations of Representative's Authority. Representative hereby agrees with the Company as follows:
         (a) Representative shall have no authority to make quotations of prices or terms (including warranties) other than those authorized in writing by the Company, or to accept orders or make commitments in behalf of the Company.
         (b) Except as otherwise requested in writing by an officer of the Company, Representative shall have no authority under any circumstances to: (i) collect money; (ii) receive or accept payments on behalf of the Company; or
(iii) endorse or deposit any checks or other instruments of payment for the account of the Company.
         (c) Representative shall not extend any warranty or guarantee regarding the Products, make any other representation regarding the Products, or assume any liability on behalf of the Company, provided, however, that Representative may distribute current literature supplied by the Company containing representations as to the Products.
         (d) Representative shall not have any authority to make any commitment and/or obligation on behalf of the Company to anyone for any purpose under any circumstances other than those authorized in writing by an officer of the Company.
         (e) Representative will not hold or sell inventory that is owned by the Company, other than samples provided by the Company to the Representative for use as sales aids.
         (f) The Company does not require the Representative to perform work exclusively for the Company.
         (g) The Company does not provide the Representative with any business registrations or licenses required to perform the specific services set forth in this Agreement.
         (h) The  Company  does not pay the  Representative  a salary  or hourly rate.
         (i) The Company does not provide tools to the Representative.
         (j) The Company does not dictate the time of Representative's performance.
         (k) The Company pays the Representative in the name appearing on this Agreement.
         (l) The Company will not combine business operations with the Representative.

         2.04 Trade Secrets. Representative shall keep confidential and, except as otherwise authorized in writing by an officer of the Company, shall not during the term of this Agreement or at any other time thereafter use, divulge, furnish or make accessible to anyone other than the
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Company,  its directors and officers,  any knowledge or  information  (including customer lists) with respect to any confidential or secret aspect of the business, products or activities of the Company, its affiliates or subsidiaries.

         2.05 Competitive Products. Representative, or any entity in which Representative is an employee, agent, owner, partner, shareholder, affiliate, officer or director, shall not, during the term of this Agreement, directly or indirectly market or sell products to Customers in the Area similar to or competitive with the Products. Representative shall be free to market and sell other products not in competition with the Products, provided that the Representative shall not undertake to market or sell such noncompetitive commodities to such an extent as to interfere with Representative's full and effective performance of all Representative's duties and functions as described in this Agreement.

         2.05 Insurance. Representative shall maintain public liability insurance with a responsible insurance company of good repute, with bodily injury limits of at least One Hundred Thousand Dollars ($100,000)/Three Hundred Thousand Dollars ($300,000) and property damage limit of at least Twenty-Five Thousand Dollars ($25,000) on any motor vehicle operated by Representative or Representative's agents or employees in the performance of this Agreement wherein the Company shall be named as additional insured. The Representative shall from time to time furnish certificates evidencing such coverage upon request of the Company.

III.     RESERVED POWERS OF THE COMPANY

         3.01 Acceptance of Orders. Notwithstanding anything to the contrary contained herein, the Company shall have the right to accept or reject, in whole or in part, any or all orders received from or through Representative, and to make such allowances or adjustments and to accept such cancellations and returns with respect to such orders as it deems necessary or advisable; and the Company shall not be liable to Representative for any loss or damage resulting from any such action so taken. All purchase orders are subject to final acceptance by the Company in Scottsdale, Arizona.

         3.02 Price and Product Modification. All sales made by Representative shall be at prices and discounts established by the Company and in effect at the time of shipment, it being understood that such prices and discounts are subject to change by, and at the sole discretion of the Company at any time without prior notice to Representative and without liability on the part of the Company to Representative.
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
IV.      TERM AND TERMINATION

         4.01 Term. Representative's appointment under this Agreement shall commence on the effective date stated in Paragraph 1.01 and continue for one year. Either party may, upon 30 days written notice, terminate this Agreement with or without cause.

         4.02 Effects of Termination. In the event of termination of the Agreement, the Company shall not, by reason of the termination of this Agreement, be liable to the Representative for compensation, reimbursement, or damages of any kind, including but not limited to: (i) Representative's present or prospective profits on sales or expenditures, investments, or commitments made in connection therewith; (ii) expenses, investments or commitments made by Representative in connection with the establishment, development or maintenance of the business or goodwill of the Company or Representative; or (iii) on account of any other cause or thing whatsoever. Provided, however, that such termination shall not affect the rights or liabilities of the parties with
Representatives's sales of Products or Closeouts prior to the date of termination, or with respect to any indebtedness then owing by either party to the other. Subject to all terms of Section 2.01, Representative shall be paid by the Company for all shipments made on all unfilled orders accepted by the Company prior to termination. Upon termination of the Agreement, Representative shall immediately return to the Company all lists of Customers, price books, other pricing data, catalogs, booklets, pamphlets, and other sales and advertising aids, and sample Products.

         4.03 Termination of Previous Agreements. The Company and Representative agree that any previous agreements between them regarding the subject matter hereof which may still be in effect is hereby terminated.

V.       MISCELLANEOUS

         5.01     Representative's Status as Independent Contractor.

         (a) Representative is appointed by the Company as, and shall be and remain an independent contractor, and neither Representative nor any of Representative's employees or agents shall be deemed to be an agent or employee of the Company. As an independent contractor hereunder, Representative shall have complete charge of any persons engaged by Representative in the solicitation of orders for the purchase of Products, and any such persons shall be agents or employees solely of Representative and not of the Company. Representative shall be solely and wholly responsible for all losses, costs and expenses incurred in his function as a Representative under this Agreement and the Company shall have no obligation or liability for them.

         (b) Representative understands that the Company will not withhold any amounts from the commissions paid to Representative for federal or state income taxes or for contributions under the federal or state income taxes or for contributions under the federal social security program, any applicable unemployment compensation statute, and any similar statute.
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
         (c)  The  parties  agree  that,   even  if  it  is  determined  by  any
governmental agency or court or judicial authority of any kind that Representative is covered by any of the statutes or programs mentioned in the preceding subsection (b), Representative's status as an independent contractor hereunder will not be adversely affected thereby and the Company may contest such determination in its own name, in the name of the Representative, or both.

         5.02 Indemnification. Representative agrees to indemnify and hold the Company harmless against any claims for injuries or damages caused by Representative or Representative's employees or agents, whether Representative, or Representative's employees or agents are acting within the scope of Representative's duties and authority hereunder or otherwise. In addition, Representative shall indemnify and hold the Company harmless from any and all liability arising from the relationship between Representative and any of Representative's employees, agents and servants, whether under industrial accident laws, Workers Compensation laws, or tax laws or tort liability laws or any other law applicable to employers and employees. The provisions of this paragraph 5.02 shall survive the termination of this Agreement.

         5.03 Communications. Representative shall transmit promptly to the Company any process or other notice or communication directed to the Company in care of the address of Representative. The Company expressly reserves the right, as against Representative, to communicate directly with actual or potential Customers to obtain any information regarding the Products or the service provided with respect thereto.

         5.04 Equitable Relief. Representative acknowledges and agrees that any confidential information acquired by Representative during the course of performance of this Agreement is valuable and unique and that a breach by Representative, or Representative's agents or employees, of the provisions of Paragraphs 2.04 and 2.05 hereof may cause the Company irreparable injury and damage which cannot reasonably and adequately be compensated by damages at law. Representative therefore expressly agrees that the Company shall be entitled, in addition to any other remedies legally available, to injunctive and/or other equitable relief to prevent a breach of Paragraph 2.04 or 2.05 of this Agreement.

         5.05 Governing Law and Venue. Arizona law shall govern the construction and enforcement of this Agreement and the parties agree that any claim or cause of action pertaining to this Agreement shall lie only in courts of competent jurisdiction located in Maricopa County, Arizona.

         5.06 Construction. The language in all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning and not strictly for nor against any party. The parties agree that each party has reviewed this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement or any amendment or any exhibits thereof.
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
         5.07 Nondelegability of Representative's Rights; Company Assignment Rights. The obligations, rights and benefits of Representative hereunder are may not be delegated, assigned or transferred in any manner whatsoever, nor are such obligations, rights or benefits subject to involuntary alienation, assignment or transfer. The Company may assign its rights, duties and obligations arising hereunder in the Company's sole discretion.

         5.08 Severability. In the event any term or provision of this Agreement is declared by a court of competent jurisdiction to be invalid or unenforceable for any reason, this Agreement shall remain in full force and effect, and either
(a) the invalid or unenforceable provision shall be modified to the minimum extent necessary to make it valid and enforceable or (b) if such a modification is not possible, this Agreement shall be interpreted as if such invalid or unenforceable provision were not a part hereof.

         5.09 Attorneys' Fees. Except as otherwise provided herein, in the event any party hereto institutes an action or other proceeding to enforce any rights arising out of this Agreement, the party prevailing in such action or other proceeding shall be paid all reasonable costs and attorneys' fees by the non-prevailing party, such fees to be set by the court and not by a jury and to be included in any judgment entered in such proceeding.

         5.10 Consideration. It is expressly understood and agreed that this document sets forth the entire consideration for this Agreement, and that said consideration for this Agreement is contractual and not a mere recital.

         5.11 Gender and Number. All terms used in one number or gender shall be construed to include any other number or gender as the context may require.

         5.12 Counterparts. This Agreement may be executed in any number of counterparts, all such counterparts shall be deemed to constitute one and the same instrument, and each of said counterparts shall be deemed an original hereof.

         5.13 Section Headings. The section headings used in this Agreement are inserted for convenience only and shall not affect the meaning or construction of this Agreement.

         5.14 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed duly given upon receipt if either personally delivered, sent by certified mail, return receipt requested, sent by telefacsimile with a copy by first-class U.S. mail, or sent by a nationally-recognized overnight courier service, addressed to the parties as follows:

                  If to Company:            THE ANTIGUA GROUP, INC.
                  -------------             9319   North  94th
                                            Way Scottsdale, AZ
                                            85258 Attention:

                  With a copy to:           Quarles & Brady
                                            One East Camelback Road, Suite 400
                                            Phoenix, Arizona  85012-1649
                                            Attention:  Mark K. Briggs
                                            Fax: 602-230-5598

                  If to Representative:     _______________________
                  --------------------      _______________________
                                            _______________________
                                            [address and fax #]

                  With a copy to:           _______________________
                                            _______________________
                                            _______________________
                                            [address and fax #]

or to such other address and/or telefacsimile number as any party may provide to the other in accordance with this Section.

         5.15 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof (i.e., Representative's sales activities in connection with the Company) and supersedes all prior or contemporaneous offers, understandings or agreements in regard thereto.

         5.16 Modification of Agreement. No modification or addition to this Agreement shall be valid unless in writing, specifically referring to this Agreement and signed by all parties hereto.

         5.17 Waiver. No waiver of any rights under this Agreement shall be valid unless in writing and signed by the party to be charged with such waiver. No waiver of any term or condition contained in this Agreement shall be deemed or construed as a further or continuing waiver of such term or condition, unless the waiver specifically provides otherwise.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.
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
THE ANTIGUA GROUP, INC.



________________________________________
By: Ronald A. McPherson, Vice President
REPRESENTATIVE



________________________________________


By:
   _____________________________________
         [Printed Name]

Its:
    ____________________________________
         [Title, if Representative is
          not an individual.]
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